UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LENNOX INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above in the shaded box) in the subject line. No other requests, instructions or inquiries should be included in your e-mail. Lennox International Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, May 18, 2023 10:30 AM, Central Daylight Time Annual Meeting to be held virtually - please visit www.proxydocs.com/LII for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/LII SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/LII TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/LII If you want to receive a paper or e-mail copy of the proxy materials, you must request one by May 8, 2023 using one of the following methods. There is no charge to you for requesting a copy. Lennox International Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 18, 2023 For Stockholders of record as of March 28, 2023 At Lennox International’s 2023 Annual Meeting of Stockholders, owners of LII shares will vote on important matters, including the election of members of our Board of Directors. If you hold shares of LII stock, you are strongly encouraged to participate in this important process by exercising your right to vote. We urge you to vote as soon as possible. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/LII. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting, Proxy Statement & Annual Report on Form 10-K

Lennox International Inc. 2023 Annual Meeting of Stockholders PROPOSAL 1. To elect one Class III director for a two-year term expiring at the 2025 Annual Meeting of Stockholders and three Class I directors for a three-year term expiring at the 2026 Annual Meeting of Stockholders 1.01 Janet K. Cooper - Class III director for 2-year term 1.02 John W. Norris, III - Class I director for 3-year term 1.03 Karen H. Quintos - Class I director for 3-year term 1.04 Shane D. Wall - Class I director for 3-year term 2. To conduct an advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement 3. To conduct an advisory vote on the frequency of future advisory votes on executive compensation 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year THE BOARD OF DIRECTORS RECOMMENDS A VOTE: - “FOR” each of the nominees listed in Proposal 1 - “FOR” Proposals 2 and 4 - “ONE YEAR” for Proposal 3 NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Purpose of the 2023 Annual Meeting of Stockholders is to take action on the proposals listed below.